DISCONTINUED OPERATIONS	6 Months Ended
Jun. 30, 2024
Disclosure Of Discontinued [Abstract]
DISCONTINUED OPERATIONS
6.	DISCONTINUED OPERATIONS

In April 2023, the Company announced the sale of its Fitzgerald Industries life sciences supply business, consisting of Benen Trading Ltd and Fitzgerald Industries International, Inc., to Biosynth for cash proceeds of approximately US$30 million, subject to customary adjustments. The Company used approximately US$11 million of the proceeds of the sale to repay approximately US$10.1 million of its senior secured debt held by Perceptive Advisors (“Perceptive”) plus an approximately US$905,000 early repayment penalty. In connection with this transaction, the Company entered into an amendment to its senior secured term loan credit facility with Perceptive, which significantly reduced the Company’s minimum revenue covenants under that loan.

	June 30, 2024 US$000	June 30, 2023 US$000

Revenue	-	2,784
Expenses	-	(2,648)
Operating income	-	136
Profit before tax from discontinued operations	-	136
Tax expense:
Related to current pre-tax profit/(loss)	-	-
Gain on sale of the discontinued operations	-	12,718
Profit after tax for the period from discontinued operations	-	12,854

The net cashflows generated from the sale of Fitzgerald Industries International Inc. are as follows:

	June 30, 2024 US$000	June 30, 2023 US$000

Cash received from sale of the discontinued operations net of transaction costs	-	29,201
Cash sold as a part of discontinued operations	-	(775)
Net cash inflow on date of disposal	-	28,426